CLIFFORD                                           LIMITED LIABILITY PARTNERSHIP
CHANCE
                                                                  CONFORMED COPY

                      TURQUOISE RECEIVABLES TRUSTEE LIMITED
                             as Receivables Trustee

                          BEDELL TRUST COMPANY LIMITED
                           as Trust Accounts Operator
                                       and

                                  HSBC BANK PLC
                             as Trust Accounts Bank

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                          TRUST ACCOUNTS BANK AGREEMENT

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                                                                  CONFORMED COPY

                                    CONTENTS

CLAUSE                                                                      PAGE
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THIS AGREEMENT is made on 23 May 2006

BETWEEN:

(1)  TURQUOISE RECEIVABLES TRUSTEE LIMITED whose registered office is at 26 New
     Street, St Helier, Jersey, Channel Islands (the "RECEIVABLES TRUSTEE");

(2)  BEDELL TRUST COMPANY LIMITED, having its registered office at 26 New
     Street, St. Helier, Jersey JE2 3RA (the "TRUST ACCOUNTS OPERATOR"); and

(3)  HSBC BANK PLC whose registered office is at 8 Canada Square, London E14
     5HQ.

IT IS HEREBY AGREED AS FOLLOWS:

1.   DEFINITIONS

1.1  In this Agreement, except so far as the context otherwise requires:

     "ACCOUNTS" means (together with any redesignation or sub-account thereof or any replacement therefor with any bank which is a Qualifying Institution)
     with respect to all Series:

     (a)  the following accounts all held in the name of the Receivables Trustee and maintained by the Trust Accounts Bank at 8 Canada Square London
          E14 5HQ, sort code 40 - 05 - 15:

          (i)   the accounts designated "Turquoise Receivables Trustee Limited -
                Trustee Collection Account" (the "TRUSTEE COLLECTION ACCOUNT")
                comprising;

          (ii)  the account designated "Turquoise Receivables Trustee Limited -
                Trustee Investment Account" (the "TRUSTEE INVESTMENT ACCOUNT");

          (iii) the account to be designated "Turquoise Receivables Trustee
                Limited - Receivables Trustee Consideration Account" (the
                "RECEIVABLES TRUSTEE CONSIDERATION ACCOUNT");

     (b)  the following accounts all held in the name of the Receivables Trustee and maintained by the Trust Accounts Bank at its branch at PO Box 14,
          8 Library Place, St Helier, Jersey, JE4 8NJ, sort code 40-25-34:

          (iv)  the account designated "Turquoise Receivables Trustee Limited -
                Reserve Account" (the "RESERVE ACCOUNT");

          (v)   the account designated "Turquoise Receivables Trustee Limited -
                Principal Funding Account" (the "PRINCIPAL FUNDING ACCOUNT");

          (vi)  the account designated "Turquoise Receivables Trustee Limited -
                Reserve Account" (the "RECEIVABLES ACCOUNT" (known as the
                "Spread Account" in the Base Prospectus dated 23 May 2006); and

     (c)  any account at any branch of the Trust Accounts Bank outside the
          United Kingdom or a Qualifying Institution which replaces the same from time to time (and "ACCOUNT" means any of the Accounts);

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     "TRUST ACCOUNTS OPERATOR" means Bedell Trust Company Limited, a company incorporated in Jersey whose registered office is at 26 New Street, St
     Helier, Jersey, JE2 3RA or such other person as may succeed it as Trust
     Accounts Operator from time to time (as notified in writing to the Trust
     Accounts Bank by or on behalf of the Receivables Trustee);

     "ELECTRONIC MEANS" means transfers by way of the Clearing House Automated
     Payment System or such other system(s) as may replace it and/or any means of electronic messaging such as SWIFT or such other system(s) as may replace it;

     "LEDGER" means in respect of a Series, any of the ledgers and/or sub-ledgers regarding amounts debited from and credited to the Accounts relating to such Series;

     "MANDATES" means the resolutions, instructions and signature authorities relating to each of the Accounts in the form set out in the Schedules hereto delivered or executed and as they may be amended from time to time by the Receivables Trustee in writing and notified as provided herein;

     "MASTER FRAMEWORK AGREEMENT" means the master framework agreement dated on or about 23 May 2006 between, inter alios, the Receivables Trustee and HSBC
     Bank plc as amended and restated from time to time;

     "MOODY'S" means Moody's Investors Service Limited;

     "QUALIFYING INSTITUTION" means an institution (i) outside the United
     Kingdom which at all times has a short-term unsecured debt rating of at least A-1+ by Standard & Poor's and P-1 by Moody's or (ii) which is acceptable to each Rating Agency;

     "RATING AGENCY" means each of Moody's and Standard & Poor's;

     "SERVICER ANNUAL REPORT" means the Servicer Annual Report as defined by
     Clause 9.6 of the Receivables Trust Deed and Servicing Agreement dated on or about 23 May 2006 by Turquoise Receivables Trustee Limited, HSBC Bank
     plc, and the Loan Note Issuer;

     "SERVICER DAILY REPORT" means the Servicer Daily Report as defined by
     Clause 9.5(a) of the Receivables Trust Deed and Servicing Agreement dated on or about 23 May 2006 by Turquoise Receivables Trustee Limited, HSBC Bank
     plc, and the Loan Note Issuer;

     "SERVICER MONTHLY REPORT" means the Servicer Monthly Report as defined by
     Clause 9.5(b) of the Receivables Trust Deed and Servicing Agreement dated on or about 23 May 2006 by Turquoise Receivables Trustee Limited, HSBC Bank
     plc, and the Loan Note Issuer;

     "STANDARD & POOR'S" means Standard & Poor's Ratings Group; and

     "TRUST ACCOUNTS BANK" means HSBC Bank plc or any other bank outside the
     United Kingdom at which the Accounts are to be maintained from time to time.

1.2  The headings in this Agreement shall not affect its interpretation.

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1.3  Words denoting the singular number only shall include the plural number also and vice versa; words denoting one gender only shall include the other genders and words denoting persons only shall include firms and corporations and vice versa.

1.4  Unless otherwise defined in this Agreement or the context requires otherwise, words and expressions used in this Agreement have the meanings and constructions ascribed to them in the Master Framework Agreement.

1.5  References to this or any other agreement or document include any amendment or supplement thereto or variation thereof for the time being having effect.

1.6  The parties hereto acknowledge that references to:

     (a)  the Master Framework Agreement; and

     (b)  the Receivables Trust Deed and Servicing Agreement,

     in this Agreement are for definition purposes only and that (other than as expressly provided herein) the Trust Accounts Bank, in its capacity as the account operating bank under this Agreement, shall not be deemed to have notice of their terms.

2.   THE ACCOUNTS

2.1  Notwithstanding any terms of the relevant Mandate the Trust Accounts Bank shall comply with any direction of the Receivables Trustee and/or the Trust
     Accounts Operator to debit any Account provided that such direction shall:

     (a)  be in writing; and

     (b)  comply with the relevant Mandate.

     Notwithstanding the provisions of this Clause 2.1 amounts shall only be withdrawn from any Account to the extent that such withdrawal does not cause such Account to become overdrawn and furthermore credits shall only be made to an Account when the Trust Accounts Bank shall have received cleared funds.

2.2  Notwithstanding any terms of the relevant Mandate, the Receivables Trustee revocably instructs the Trust Accounts Bank to debit from or credit to the relevant Account to or from the relevant persons and accounts specified therein the amounts specified in each Servicer Daily Report and Servicer
     Monthly Report received by the Trust Accounts Bank by means of secure facsimile transmission that includes the signal number authentication code issued by the Trust Accounts Bank to the Trust Accounts Operator or such other secure method as agreed by the Receivables Trustee and Trust Accounts
     Bank in writing from time to time PROVIDED THAT the Trust Accounts Bank may also act on any report received by it by means of secure facsimile or
     e-mail transmission that includes the signal number authentication code supplied to the Trust Accounts Operator. The Trust Accounts Bank agrees to comply with such instructions without any further verification unless it receives any instructions in writing from the Receivables Trustee to the contrary one Business Day prior to the time by which it is required to fulfil such instructions.

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     Notwithstanding the provisions of this Clause 2.2 amounts shall only be withdrawn from any Account to the extent that such withdrawal does not cause such Account to become overdrawn and furthermore credits shall only be made to an Account when the Trust Accounts Bank shall have received cleared funds.

2.3  The Trust Accounts Bank agrees that if directed pursuant to Clause 2.1 or
     Clause 2.2 to make any payment, and provided such direction is given by the
     Receivables Trustee or the Trust Accounts Operator or is received from the
     Receivables Trustee in sufficient time to allow the Trust Accounts Bank to transfer amounts on the required date, it will do so prior to close of business on the Business Day on which such direction or report is received and for value that day provided that if any direction or report is received by the Trust Accounts Bank later than 3.00 p.m. on any Business Day the
     Trust Accounts Bank shall make such payment as soon as practicable after the commencement of business on the following Business Day for value that day.

2.4  The charges of the Trust Accounts Bank (if any) for the operation of the
     Accounts shall not be debited to the Accounts but shall be payable by the
     Receivables Trustee within 30 days or less of receipt of a written invoice and charged by the Trust Accounts Bank to the Receivables Trustee on the
     same basis and at the same rates as are generally applicable to its business customers and the Trust Accounts Bank hereby acknowledges that it will have no recourse against any funds standing to the credit of the
     Accounts or against any party hereto other than the Receivables Trustee in respect of the said charges.

2.5  The Trust Accounts Bank acknowledges that the Receivables Trustee holds all the Accounts (or any Ledger in relation to such Accounts) on trust for beneficiaries under the Receivables Trust Deed and Servicing Agreement.

2.6  The Trust Accounts Bank waives any right it has or may hereafter acquire to combine, consolidate or merge any Account with any other account of the
     Receivables Trustee or any other person or any liabilities of the
     Receivables Trustee or any other person to the Trust Accounts Bank and agrees that it may not set off, transfer, combine or withhold payment of any sum standing to the credit of the Accounts in or towards or conditionally upon satisfaction of any liabilities to it of the Receivables
     Trustee or any other person.

3.   MANDATE

     The Receivables Trustee has agreed to deliver each Mandate to the Trust
     Accounts Bank and the Trust Accounts Bank will confirm to the Receivables
     Trustee:

     (a)  receipt by it of each relevant Mandate from the Receivables Trustee;
          and

     (b)  that each Mandate is operative and supersedes any previous mandates or arrangements relating to the relevant Account.

4.   INDEMNITY

4.1  The Trust Accounts Bank in making payment from any Account, in accordance with this Agreement, shall be entitled to act as directed by the
     Receivables Trustee or the Trust Accounts Operator pursuant to Clause 2.1 and Clause 2.2 and to rely as to the amount of any such transfer or payment on the instructions of the Receivables Trustee and/or the

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     Trust Accounts Operator in accordance with the relevant Mandate (except that in the case of transfer or funds by way of electronic means such certification shall conclusively be deemed to be given on the certification and authorisation of such transfer by way of the normal procedure for such transfers) or as set out in the relevant Servicer Daily Report or Servicer
     Monthly Report in accordance with Clause 2.2 and the Trust Accounts Bank shall have no liability for any loss, injury or consequence suffered or incurred by the Receivables Trustee for any action taken as a consequence of relying on any such instruction or report except in the case of the
     Trust Accounts Bank's wilful default, negligence or unremedied breach of this Agreement.

4.2  The Receivables Trustee shall indemnify the Trust Accounts Bank against any loss, cost, damage, charge or expense incurred by the Trust Accounts Bank in complying with any direction or instruction of the Receivables Trustee delivered pursuant to and in accordance with this Agreement, save that this indemnity shall not extend to:-

     (a)  the charges of the Trust Accounts Bank (if any) for the operation of any Account; and

     (b)  any loss, cost, damage, charge or expense arising from any breach by the Trust Accounts Bank of its obligations under this Agreement.

5.   CHANGE OF BANK

5.1  If there is any change in the identity of the Trust Accounts Bank, the parties hereto or any of them as appropriate shall execute such documents and take such actions as the new Trust Accounts Bank and the outgoing Trust
     Accounts Bank may require for the purpose of vesting in the new Trust
     Accounts Bank the rights and obligations of the outgoing Trust Accounts
     Bank, and releasing the outgoing Trust Accounts Bank from its future obligations under this Agreement.

5.2  The Trust Accounts Bank shall give not less than four weeks' notice to the
     Receivables Trustee of any termination of the banking arrangements granted by it pursuant hereto to the Receivables Trustee. In the event of any such termination the Trust Accounts Bank shall take reasonable steps (for a period of no longer than three months after such termination) to assist the
     Receivables Trustee (and any of its agents) to effect an orderly transition of the Receivables Trustee's banking arrangements.

5.3  In the event that the Trust Accounts Bank ceases to be a Qualifying
     Institution, the Trust Accounts Bank shall immediately give notice of that fact to the Receivables Trustee and the Trustee of any Related Debt. As
     soon as practicable thereafter and in any event within 30 days of such notice, the Trust Accounts Bank shall transfer the closing credit balance of each of the Accounts, together with all interest accrued on such balances up to but not including the date of transfer, to an appropriate successor account with a Qualifying Institution, approved by the
     Receivables Trustee.

6.   FURTHER ASSURANCE

     The parties hereto agree that they will co-operate fully to do all such further acts and things and execute any further documents as may be necessary or desirable to give full effect to the arrangements contemplated by this Agreement.

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7.   CONFIDENTIALITY

     None of the parties hereto shall during the continuance of this Agreement or after its termination disclose to any person whatsoever (except as provided herein or with the authority of the other parties hereto or so far as may be necessary for the proper performance of its obligations hereunder or unless required by law or any applicable stock exchange requirement or by any regulatory authority or ordered to do so by a court of competent jurisdiction or by H.M. Revenue and Customs) any information relating to the business, finances or other matters of a confidential nature of any other party of which it may in the course of its duties hereunder have become possessed and all parties hereto shall use all reasonable endeavours to prevent any such disclosure.

8.   COSTS

     The Receivables Trustee agrees to pay the reasonable costs (including reasonable legal costs and expenses) of the Trust Accounts Bank in connection with the negotiation of this Agreement and the establishment of the Accounts and the negotiation and execution of any further documents and the taking of any further action to be executed or taken pursuant to Clause
     6 (Further Assurance) of this Agreement.

9.   NOTICES

     Any notices, including directions or copies of advice to the Trust Accounts
     Bank or the Receivables Trustee to be given pursuant to this Agreement, shall be sufficiently served or given if sent by prepaid post or facsimile transmission and shall be deemed to be given (in the case of any notice by facsimile transmission) when despatched and (in the case of any notice by post) when it would be received in the ordinary course of the post and (in the case of any direction to the Trust Accounts Bank by post or facsimile transmission) when actually received, and shall be sent:

     (a)  in the case of the Receivables Trustee, to it at its registered office at 26 New Street, St Helier, Jersey, Channel Islands for the attention of the Directors, fax number + 44 (0) 1534 814 815;

     (b)  in the case of the Trust Accounts Bank, to HSBC Bank plc at 8 Canada
          Square, London E14 5HQ for the attention of Product Control, fax number +44 (0) 20 7992 4498; and

     (c)  in the case of the Trust Accounts Operator, to it at 26 New Street, St
          Helier, Jersey JE2 3RA for the attention of the Institutional Clients
          Team, fax number + 44 (0) 1534 814 815; and

     (d)  in the case of the Servicer to HSBC Bank plc at 8 Canada Square,
          London E14 5HQ, for the attention of HSBC Card Services, fax number
          020 7991 4663.

     or to such other address or for the attention of such other person or to such other number or numbers as may from time to time be notified by any party to the other parties by written notice in accordance with the provisions of this clause.

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10.  VARIATION AND BENEFIT

     No variation of this Agreement shall be effective unless it is duly executed as a deed and delivered by (or by some person duly authorised by)
     each of the parties.

11.  NON-PETITION

     The Trust Accounts Bank undertakes to the Receivables Trustee that:

     (a)  it will not take any corporate action or other steps or legal proceedings for the winding up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of the
          Receivables Trustee or any successor receivables trustee or the
          Receivables Trust or of any or all of the revenues and assets of any of them nor participate in any ex parte proceedings nor seek to enforce any judgment against any of such persons;

     (b)  the obligations of the Receivables Trustee under this Agreement at any time are limited to the lesser, at such time, of (a) the nominal amount thereof (the "NOMINAL AMOUNT") and (b) an amount (the
          "AVAILABLE AMOUNT") equivalent to the value of the Trust Property at such time. The Trust Accounts Bank shall not have a right to have recourse to, or make demand or initiate proceedings against the
          Receivables Trustee at any time whilst the nominal amount exceeds the available amount. The Receivables Trustee shall incur no liability and be under no additional duty to any person solely as a result of any inability on its part to make payments or to perform other obligations under this Agreement, which inability results from the operation of the foregoing provisions of this Clause 11; and

     (c)  it shall have no recourse, in respect of any obligation, covenant or agreement of the Receivables Trustee, against any shareholder, officer, agent or director of the Receivables Trustee.

12.  CONSIDERATION

     The Trust Accounts Bank acknowledges that it enters into this Agreement in consideration of the Receivables Trustee having opened the Accounts, and that such opening of the Accounts constitutes good consideration with respect to this Agreement.

13.  COUNTERPARTS

     This Agreement may be executed in any number of copies, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

14.  THIRD PARTY RIGHTS

     Without prejudice to the rights of any such shareholder, officer, agent or director as referred to in clause 11(c) to enforce the provisions of clause
     11(c), a person who is not a party to this Agreement has no right under the
     Contract (Rights of Third Parties) Act 1999 to enforce any term of this
     Agreement.

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15.  GOVERNING LAW AND JURISDICTION

15.1 This Agreement shall be governed by, and construed in accordance with, the laws of England.

15.2 Each of the parties hereto irrevocably agrees for the benefit of each other party that the courts of England shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement, and, for such purposes, irrevocably submits to the jurisdiction of such courts.

15.3 Each party hereto irrevocably waives any objection which it might now or hereafter have to the courts of England referred to above being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this
     Agreement and agrees not to claim that any such court is not a convenient or appropriate forum.

15.4 Each party hereto irrevocably appoints the person specified against its name on the execution pages hereto below to accept service of any process on its behalf and further undertakes to the other parties hereto that it will at all times during the continuance of this Agreement maintain the appointment of some person in England as its agent for the service of process and irrevocably agrees that service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of England shall be duly served upon it if delivered or sent by registered post to the address of such appointee (or to such other address in England as that party may notify to the other parties hereto).

IN WITNESS whereof this Agreement has been executed and delivered in Jersey as a deed by or on behalf of the parties the day and year first above written.

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                                   SCHEDULE 1

                                  BANK MANDATE

                           (PRINCIPAL FUNDING ACCOUNT)

At a duly constituted meeting of the Board of Directors of Turquoise Receivables
Trustee Limited (the "COMPANY") held at the registered office of the Company on
23 May 2006

IT WAS RESOLVED that:

1.   The opening of the account number 60211150 sort code 40-25-34 in the name of the Company designated "Turquoise Receivables Trustee Limited -
     Principal Funding Account" (the "PRINCIPAL FUNDING ACCOUNT") held with HSBC
     Bank plc (the "TRUST ACCOUNTS BANK") at PO Box 14, 8 Library Place, St
     Helier, Jersey, JE4 8NJ be and is hereby approved and ratified and that the
     Principal Funding Account be used as an account for the benefit of the
     Company.

2.   Terms defined in the Trust Accounts Bank Agreement entered into on or about
     23 May 2006 between the Company and the Trust Accounts Bank (the "TRUST
     ACCOUNTS BANK AGREEMENT") have the same meanings herein, unless otherwise defined herein or as the context otherwise requires.

3.   In relation to the Principal Funding Account, the Trust Accounts Bank is
     hereby authorised to honour and comply with all cheques, drafts, bills, payments by way of the Clearing House Automated Payment System, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted, made or given and all directions given in writing in respect of the Principal Funding Account opened pursuant to the Trust
     Accounts Bank Agreement provided that any such cheques, bills, promissory notes, acceptances, negotiable instruments, directions, orders and/or endorsements are signed by any of the persons whose names and specimen signatures are set out in the schedule attached to these Resolutions or that any directions or orders are received by the Trust Accounts Bank by means of secure facsimile or e-mail transmission that includes the signal number authentication code supplied to the Receivables Trustee.

4.   The Trust Accounts Bank be supplied with the list of names of Directors, the Secretary and other officers of the Company and the Trust Accounts Bank be and is hereby authorised to act on any information given by a Director or the Secretary of the Company as to any changes therein.

5.   Notwithstanding Resolution 3 above, the Company accepts the advice contained in any copy of the Servicer Daily Report and Servicer Monthly
     Report provided to the Company, and that the Trust Accounts Bank be instructed to act on any copy of such advice to the Company received by the
     Trust Accounts Bank by means of secure facsimile or e-mail transmission that includes the signal number authentication code supplied to the Trust
     Accounts Operator as constituting an instruction from the Company to the
     Trust Accounts Bank with respect to the debiting and crediting of monies from and to the Principal Funding Account provided that the Trust Accounts
     Bank may also act on any report received by it by means of secure facsimile or e-mail transmission that includes the signal number authentication code supplied to the Trust Accounts Operator

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     unless otherwise notified in writing by the Company. The Trust Accounts
     Bank shall be instructed to comply with any such instruction without any further verification unless it receives any instructions in writing from the Receivables Trustee to the contrary one Business Day prior to the time by which it is required to fulfil such instruction.

6.   These Resolutions be communicated to the Trust Accounts Bank and remain in force until an amending Resolution shall be passed by the Board of
     Directors of the Company and a copy thereof, certified by any one of the
     Directors or the Secretary, shall be received by the Trust Accounts Bank.

I hereby certify the above to be a true extract from the Minutes of the said
Meeting.

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Director

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                                    SCHEDULE

                              LIST OF SIGNATORIES

NAMES                                                         SPECIMEN SIGNATURE

[o]

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                                   SCHEDULE 2

                                  BANK MANDATE

                               (RESERVE ACCOUNT)

At a duly constituted meeting of the Board of Directors of Turquoise Receivables
Trustee Limited (the "COMPANY") held at the registered office of the Company on
23 May 2006

IT WAS RESOLVED that:

1.   The opening of the account number 60211362 sort code 40-25-34 in the name of the Company designated "Turquoise Receivables Trustee Limited - Reserve
     Account" (the "RESERVE ACCOUNT") held with HSBC Bank plc (the "TRUST
     ACCOUNTS BANK") at PO Box 14, 8 Library Place, St Helier, Jersey, JE4 8NJ
     be and is hereby approved and ratified and that the Reserve Account be used as an account for the benefit of the Company.

2.   Terms defined in the Trust Accounts Bank Agreement entered into on or about
     23 May 2006 between the Company and the Trust Accounts Bank (the "TRUST
     ACCOUNTS BANK AGREEMENT") have the same meanings herein, unless otherwise defined herein or as the context otherwise requires.

3.   In relation to the Reserve Account, the Trust Accounts Bank is hereby authorised to honour and comply with all cheques, drafts, bills, payments by way of the Clearing House Automated Payment System, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted, made or given and all directions given in writing in respect of the Reserve Account opened pursuant to the Trust Accounts Bank Agreement provided that any such cheques, bills, promissory notes, acceptances, negotiable instruments, directions, orders and/or endorsements are signed by any of the persons whose names and specimen signatures are set out in the schedule attached to these Resolutions or that any directions or orders are received by the Trust Accounts Bank by means of secure facsimile transmission that includes the signal number authentication code supplied to the Receivables Trustee.

4.   The Trust Accounts Bank be supplied with the list of names of Directors, the Secretary and other officers of the Company and the Trust Accounts Bank be and is hereby authorised to act on any information given by a Director or the Secretary of the Company as to any changes therein.

5.   Notwithstanding Resolution 3 above, the Company accepts the advice contained in any copy of the Servicer Daily Report or the Servicer Monthly
     Report provided to the Company, and that the Trust Accounts Bank be instructed to act on any copy of such advice to the Company received by the
     Trust Accounts Bank by means of secure facsimile or e-mail transmission that includes the signal number authentication code supplied to the Trust
     Accounts Operator as constituting an instruction from the Company to the
     Trust Accounts Bank with respect to the debiting and crediting of monies from and to the Reserve Account provided that the Trust Accounts Bank may also act on any report received by it by means of secure facsimile or
     e-mail transmission that includes the signal number authentication code supplied to the Trust Accounts Operator unless otherwise notified in writing by the Company. The Trust Accounts Bank shall be

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     instructed to comply with any such instruction without any further verification unless it receives any instructions in writing from the
     Receivables Trustee to the contrary one Business Day prior to the time by which it is required to fulfil such instruction.

6.   These Resolutions be communicated to the Trust Accounts Bank and remain in force until an amending Resolution shall be passed by the Board of
     Directors of the Company thereof and a copy thereof, certified by any one of the Directors or the Secretary, shall be received by the Trust Accounts
     Bank.

I hereby certify the above to be a true extract from the Minutes of the said
Meeting.

-------------------------------------
Director

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                                    SCHEDULE

                               LIST OF SIGNATORIES

NAMES                                                         SPECIMEN SIGNATURE

[o]

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                                   SCHEDULE 3

                                  BANK MANDATE

                          (TRUSTEE COLLECTION ACCOUNT)

At a duly constituted meeting of the Board of Directors of Turquoise Receivables
Trustee Limited (the "COMPANY") held at the registered office of the Company on
23 May 2006

IT WAS RESOLVED that:

1.   The opening of the account number 60190462 sort code 40-05-15 in the name of the Company designated "Turquoise Receivables Trustee Limited - Trustee
     Collection Account" (the "TRUSTEE COLLECTION ACCOUNT") held with HSBC Bank plc (the "TRUST ACCOUNTS BANK") at 8 Canada Square, London E14 5HQ be and
     is hereby approved and ratified and that the Trustee Collection Account be used as an account for the benefit of the Company.

2.   Terms defined in the Trust Accounts Bank Agreement entered into on or about
     23 May 2006 between the Company, and the Trust Accounts Bank (the "TRUST
     ACCOUNTS BANK AGREEMENT") have the same meanings herein, unless otherwise defined herein or as the context otherwise requires.

3.   In relation to the Trustee Collection Account, the Trust Accounts Bank is
     hereby authorised to honour and comply with all cheques, drafts, bills, payments by way of the Clearing House Automated Payment System, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted, made or given and all directions given in writing in respect of the Trustee Collection Account opened pursuant to the Trust
     Accounts Bank Agreement provided that any such cheques, bills, promissory notes, acceptances, negotiable instruments, directions, orders and/or endorsements are signed by any of the persons whose names and specimen signatures are set out in the schedule attached to these Resolutions or that any directions or orders are received by the Trust Accounts Bank by means of secure facsimile or e-mail transmission that includes the signal number authentication code supplied to the Receivables Trustee.

4.   The Trust Accounts Bank be supplied with the list of names of Directors, the Secretary and other officers of the Company and the Trust Accounts Bank be and is hereby authorised to act on any information given by a Director or the Secretary of the Company as to any changes therein.

5.   Notwithstanding Resolution 3 above, the Company accepts the advice contained in any copy of the Servicer Daily Report or the Servicer Monthly
     Report provided to the Company, and that the Trust Accounts Bank be instructed to act on any copy of such advice to the Company received by the
     Trust Accounts Bank by means of secure facsimile or e-mail transmission that includes the signal number authentication code supplied to the Trust
     Accounts Operator as constituting an instruction from the Company to the
     Trust Accounts Bank with respect to the debiting and crediting of monies from and to the Trustee Collection Account provided that the Trust Accounts
     Bank may also act on any report received by it by means of secure facsimile or e-mail transmission that includes the signal number authentication code supplied to the Trust Accounts Operator

                                      -16-

                                                                  CONFORMED COPY

     unless otherwise notified in writing by the Company. The Trust Accounts
     Bank shall be instructed to comply with any such instruction without any further verification unless it receives any instructions in writing from the Receivables Trustee to the contrary one Business Day prior to the time by which it is required to fulfil such instruction.

6.   These Resolutions be communicated to the Trust Accounts Bank and remain in force until an amending Resolution shall be passed by the Board of
     Directors of the Company and a copy thereof, certified by any one of the
     Directors or the Secretary, shall be received by the Trust Accounts Bank.

I hereby certify the above to be a true extract from the Minutes of the said
Meeting.

-------------------------------------
Director

                                      -17-

                                                                  CONFORMED COPY

                                    SCHEDULE

                               LIST OF SIGNATORIES

NAMES                                                         SPECIMEN SIGNATURE

[o]

                                      -18-

                                                                  CONFORMED COPY

                                   SCHEDULE 4

                                  BANK MANDATE

                              (RECEIVABLES ACCOUNT)

At a duly constituted meeting of the Board of Directors of Turquoise Receivables
Trustee Limited (the "COMPANY") held at the registered office of the Company on
23 May 2006

IT WAS RESOLVED that:

1.   The opening of the account number 60211370 sort code 40-25-34 in the name of the Company designated "Turquoise Receivables Trustee Limited -
     Receivables Account" (the "RECEIVABLES ACCOUNT") held with HSBC Bank plc
     (the "TRUST ACCOUNTS BANK") at PO Box 14, 8 Library Place, St Helier,
     Jersey, JE4 8NJ be and is hereby approved and ratified and that the
     Receivables Account be used as an account for the benefit of the Company.

2.   Terms defined in the Trust Accounts Bank Agreement entered into on or about
     23 May 2006 between the Company and the Trust Accounts Bank (the "TRUST
     ACCOUNTS BANK AGREEMENT") have the same meanings herein, unless otherwise defined herein or as the context otherwise requires.

3.   In relation to the Receivables Account, the Trust Accounts Bank is hereby authorised to honour and comply with all cheques, drafts, bills, payments by way of the Clearing House Automated Payment System, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted, made or given and all directions given in writing in respect of the Receivables Account opened pursuant to the Trust Accounts Bank
     Agreement provided that any such cheques, bills, promissory notes, acceptances, negotiable instruments, directions, orders and/or endorsements are signed by any of the persons whose names and specimen signatures are set out in the schedule attached to these Resolutions or that any directions or orders are received by the Trust Accounts Bank by means of secure facsimile or e-mail transmission that includes the signal number authentication code supplied to the Receivables Trustee.

4.   The Trust Accounts Bank be supplied with the list of names of Directors, the Secretary and other officers of the Company and the Trust Accounts Bank be and is hereby authorised to act on any information given by a Director or the Secretary of the Company as to any changes therein.

5.   Notwithstanding Resolution 3 above, the Company accepts the advice contained in any copy of the Servicer Daily Report or the Servicer Monthly
     Report to the Company, and that the Trust Accounts Bank be instructed to act on any copy of such advice to the Company received by the Trust
     Accounts Bank by means of secure facsimile or e-mail transmission that includes the signal number authentication code supplied to the Trust
     Accounts Operator as constituting an instruction from the Company to the
     Trust Accounts Bank with respect to the debiting and crediting of monies from and to the Receivables Account provided that the Trust Accounts Bank may also act on any report received by it by means of secure facsimile or
     e-mail transmission that includes the signal number authentication code supplied to the Trust Accounts Operator unless

                                      -19-

                                                                  CONFORMED COPY

     otherwise notified in writing by the Company. The Trust Accounts Bank shall be instructed to comply with any such instruction without any further verification unless it receives any instructions in writing from the
     Receivables Trustee to the contrary one Business Day prior to the time by which it is required to fulfil such instruction.

6.   These Resolutions be communicated to the Trust Accounts Bank and remain in force until an amending Resolution shall be passed by the Board of
     Directors of the Company and a copy thereof, certified by any one of the
     Directors or the Secretary, shall be received by the Trust Accounts Bank.

I hereby certify the above to be a true extract from the Minutes of the said
Meeting.

-------------------------------------
Director

                                      -20-

                                                                  CONFORMED COPY

                                    SCHEDULE

                               LIST OF SIGNATORIES

NAMES                                                         SPECIMEN SIGNATURE

[o]

                                      -21-

                                                                  CONFORMED COPY

                                   SCHEDULE 5

                                  BANK MANDATE

                          (TRUSTEE INVESTMENT ACCOUNT)

At a duly constituted meeting of the Board of Directors of Turquoise Receivables
Trustee Limited (the "COMPANY") held at the registered office of the Company on
23 May 2006

IT WAS RESOLVED that:

1.   The opening of the account number 60190497 sort code 40-05-15 in the name of the Company designated "Turquoise Receivables Trustee Limited - Trustee
     Investment Account" (the "TRUSTEE INVESTMENT ACCOUNT") held with HSBC Bank plc (the "TRUST ACCOUNTS BANK") at 8 Canada Square, London E14 5HQ and is
     hereby approved and ratified and that the Trustee Investment Account be used as an account for the benefit of the Company.

2.   Terms defined in the Trust Accounts Bank Agreement entered into on or about
     23 May 2006 between the Company and the Trust Accounts Bank (the "TRUST
     ACCOUNTS BANK AGREEMENT") have the same meanings herein, unless otherwise defined herein or as the context otherwise requires.

3.   In relation to the Trustee Investment Account, the Trust Accounts Bank is
     hereby authorised to honour and comply with all cheques, drafts, bills, payments by way of the Clearing House Automated Payment System, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted, made or given and all directions given in writing in respect of the Trustee Investment Account opened pursuant to the Trust
     Accounts Bank Agreement provided that any such cheques, bills, promissory notes, acceptances, negotiable instruments, directions, orders and/or endorsements are signed by any of the persons whose names and specimen signatures are set out in the schedule attached to these Resolutions or that any directions or orders are received by the Trust Accounts Bank by means of secure facsimile or e-mail transmission that includes the signal number authentication code supplied to the Receivables Trustee.

4.   The Trust Accounts Bank be supplied with the list of names of Directors, the Secretary and other officers of the Company and the Trust Accounts Bank be and is hereby authorised to act on any information given by a Director or the Secretary of the Company as to any changes therein.

5.   Notwithstanding Resolution 3 above, the Company accepts the advice contained in any copy of the Servicer Daily Report or the Servicer Monthly
     Report to the Company, and that the Trust Accounts Bank be instructed to act on any copy of such advice to the Company received by the Trust
     Accounts Bank by means of secure facsimile or e-mail transmission that includes the signal number authentication code supplied to the Trust
     Accounts Operator as constituting an instruction from the Company to the
     Trust Accounts Bank with respect to the debiting and crediting of monies from and to the Trustee Investment Account provided that the Trust Accounts
     Bank may also act on any report received by it by means of secure facsimile or e-mail transmission that includes the signal number authentication code supplied to the Trust Accounts Operator unless

                                      -22-

                                                                  CONFORMED COPY

     otherwise notified in writing by the Company. The Trust Accounts Bank shall be instructed to comply with any such instruction without any further verification unless it receives any instructions in writing from the
     Receivables Trustee to the contrary one Business Day prior to the time by which it is required to fulfil such instruction.

6.   These Resolutions be communicated to the Trust Accounts Bank and remain in force until an amending Resolution shall be passed by the Board of
     Directors of the Company and a copy thereof, certified by any one of the
     Directors or the Secretary, shall be received by the Trust Accounts Bank.

I hereby certify the above to be a true extract from the Minutes of the said
Meeting.

-------------------------------------
Director

                                      -23-

                                                                  CONFORMED COPY

                                    SCHEDULE

                               LIST OF SIGNATORIES

NAMES                                                         SPECIMEN SIGNATURE

[o]

                                      -24-

                                                                  CONFORMED COPY

                                   SCHEDULE 6

                                  BANK MANDATE

                   (RECEIVABLES TRUSTEE CONSIDERATION ACCOUNT)

At a duly constituted meeting of the Board of Directors of Turquoise Receivables
Trustee Limited (the "COMPANY") held at the registered office of the Company on
23 May 2006

IT WAS RESOLVED that:

1.   The opening of an account in the name of the Company designated "Turquoise
     Receivables Trustee Limited - Receivables Trustee Consideration Account"
     (the " RECEIVABLES TRUSTEE CONSIDERATION ACCOUNT") held with HSBC Bank plc
     (the "TRUST ACCOUNTS BANK") at 8 Canada Square, London E14 5HQ and is
     hereby approved and ratified and that the Receivables Trustee Consideration
     Account be used as an account for the benefit of the Company.

2.   Terms defined in the Trust Accounts Bank Agreement entered into on or about
     23 May 2006 between the Company and the Trust Accounts Bank (the "TRUST
     ACCOUNTS BANK AGREEMENT") have the same meanings herein, unless otherwise defined herein or as the context otherwise requires.

3.   In relation to the Receivables Trustee Consideration Account, the Trust
     Accounts Bank is hereby authorised to honour and comply with all cheques, drafts, bills, payments by way of the Clearing House Automated Payment
     System, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted, made or given and all directions given in writing in respect of the Receivables Trustee Consideration Account opened pursuant to the Trust Accounts Bank Agreement provided that any such cheques, bills, promissory notes, acceptances, negotiable instruments, directions, orders and/or endorsements are signed by any of the persons whose names and specimen signatures are set out in the schedule attached to these Resolutions or that any directions or orders are received by the
     Trust Accounts Bank by means of secure facsimile or e-mail transmission that includes the signal number authentication code supplied to the
     Receivables Trustee.

4.   The Trust Accounts Bank be supplied with the list of names of Directors, the Secretary and other officers of the Company and the Trust Accounts Bank be and is hereby authorised to act on any information given by a Director or the Secretary of the Company as to any changes therein.

5.   Notwithstanding Resolution 3 above, the Company accepts the advice contained in any copy of the Servicer Daily Report or the Servicer Monthly
     Report to the Company, and that the Trust Accounts Bank be instructed to act on any copy of such advice to the Company received by the Trust
     Accounts Bank by means of secure facsimile or e-mail transmission that includes the signal number authentication code supplied to the Trust
     Accounts Operator as constituting an instruction from the Company to the
     Trust Accounts Bank with respect to the debiting and crediting of monies from and to the Receivables Trustee Consideration Account provided that the
     Trust Accounts Bank may also act on any report received by it by means of secure facsimile or e-mail transmission

                                      -25-

                                                                  CONFORMED COPY

     that includes the signal number authentication code supplied to the Trust
     Accounts Operator unless otherwise notified in writing by the Company. The
     Trust Accounts Bank shall be instructed to comply with any such instruction without any further verification unless it receives any instructions in writing from the Receivables Trustee to the contrary one Business Day prior to the time by which it is required to fulfil such instruction.

6.   These Resolutions be communicated to the Trust Accounts Bank and remain in force until an amending Resolution shall be passed by the Board of
     Directors of the Company and a copy thereof, certified by any one of the
     Directors or the Secretary, shall be received by the Trust Accounts Bank.

I hereby certify the above to be a true extract from the Minutes of the said
Meeting.

-------------------------------------
Director

                                      -26-

                                                                  CONFORMED COPY

                                    SCHEDULE

                               LIST OF SIGNATORIES

NAMES                                                         SPECIMEN SIGNATURE

[o]

                                      -27-

                                                                  CONFORMED COPY

                                 EXECUTION PAGE

RECEIVABLES TRUSTEE

EXECUTED by
TURQUOISE RECEIVABLES TRUSTEE LIMITED

By: S.M. HOLLYWOOD
    ---------------------------------
    Director

PROCESS AGENT:
Clifford Chance Secretaries Limited
10 Upper Bank Street
London E14 5JJ

THE TRUST ACCOUNTS OPERATOR
EXECUTED by
BEDELL TRUST COMPANY LIMITED

By: S.M. HOLLYWOOD
    ---------------------------------
    DIRECTOR

PROCESS AGENT:
Clifford Chance Secretaries Limited
10 Upper Bank Street
London E14 5JJ

TRUST ACCOUNTS BANK

EXECUTED by
HSBC BANK PLC

By: MICHAEL WORSFOLD
    ---------------------------------

                                      -28-